                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               September 23, 1998
                  ------------------------------------------
                Date of Report (Date of earliest event reported)



                       Youth Services International, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



                  Maryland              0-23284          52-1715690
      ------------------------------------------------------------------
      (State or other jurisdiction    (Commission      (IRS Employer
            of incorporation)           File No.)    Identification No.)



          2 Park Center Court, Suite 200, Owings Mills, Maryland 21117
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 356-8600
                ------------------------------------------------


                                 Not applicable
                ------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

Item 5. Other Events.

        On September 24, 1998, Youth Services International, Inc. ("YSI") and Correctional Services Corporation ("CSC") announced that they had reached a definitive merger agreement in a transaction expected to be a tax free reorganization and a pooling of interests for accounting purposes. Under an Agreement and Plan of Merger entered into between the parties on September 23, 1998 (the "Merger Agreement"), each outstanding share of YSI common stock will be converted into the right to receive .375 shares of CSC common stock, and YSI will become a wholly-owned subsidiary of CSC. The combined company will retain the Correctional Services Corporation name with YSI remaining as a wholly-owned subsidiary based in Owings Mills, Maryland.

        Consummation of the merger is subject to a number of conditions including approval by the stockholders of YSI and CSC, and the receipt of all regulatory approvals.

        The joint press release issued by YSI and CSC with respect to the announcement of the Merger Agreement is included as Exhibit 99.1 hereto.

        The foregoing description of and reference to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents, which are filed as exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        2.1. Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.

        99.1 Joint Press Release, dated September 24, 1998.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Youth Services International, Inc.




Date:  September 24, 1998               By:   /s/ Mark S. Demilio
                                           ----------------------
                                          Mark S. Demilio
                                          Senior Vice President, General Counsel
                                            and Secretary

                                  EXHIBIT INDEX

Exhibit No.   Description

   2.1. Agreement and Plan of Merger, dated as of September 23, 1998, among YSI, CSC and Palm Merger Corp.

   99.1       Joint Press Release, dated September 24, 1998.
